Goodwill (Tables)	12 Months Ended
Mar. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of changes in the carrying amount of goodwill

								Innovation
				Local			Digital media	initiatives
	Core	China	International	consumer			and	and
	commerce	commerce	commerce	services	Cainiao	Cloud	entertainment	others	Total
	(in millions of RMB)
Balance as of March 31, 2021	223,014	—	—	—	—	2,044	58,673	9,040	292,771
Additions	2,506	523	—	—	—	254	—	—	3,283
Impairment (i)	—	—	—	—	—	—	(25,141)	—	(25,141)
Allocation of goodwill (ii)	(224,407)	174,424	17,630	20,292	16,346	815	—	(5,100)	—
Foreign currency translation adjustments	(1,113)	—	(169)	—	—	(50)	—	—	(1,332)
Balance as of March 31, 2022	—	174,947	17,461	20,292	16,346	3,063	33,532	3,940	269,581
Additions	—	—	97	—	85	394	7	—	583
Impairment	—	—	—	—	—	—	(2,714)	—	(2,714)
Foreign currency translation adjustments	—	9	593	—	6	33	—	—	641
Balance as of March 31, 2023	—	174,956	18,151	20,292	16,437	3,490	30,825	3,940	268,091

(i)
During the year ended March 31, 2022, considered the changes in market conditions, the Company performed quantitative impairment tests on certain reporting units under the Digital media and entertainment segment and recognized impairment charges of RMB14,754 million relating to one listed reporting unit and RMB10,387 million relating to one unlisted reporting unit. The fair value of the listed reporting unit was determined based on its market capitalization, adjusted for control premium. The fair value of the unlisted reporting unit was determined based on the discounted cash flow analysis using the assumptions including the future growth rates and the weighted average cost of capital. No further impairment charge was recognized relating to these reporting units during the year ended March 31, 2023.
(ii)
During the year ended March 31, 2022, the Company allocated its goodwill primarily as a result of the change in segments (Note 26).